Investor Presentation November 2022 Atlas Financial Holdings, Inc.

Atlas Financial Holdings. – November 2022 2 This presentation includes forward-looking statements regarding the Company, its subsidiaries and businesses. Such statements are based on the current expectations of the management of each entity. The words "anticipate", "expect", "believe", "may", "should", "estimate", "project", "outlook", "forecast" or similar words are used to identify such forward looking information. The forward-looking events and circumstances discussed on this call may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the companies. These factors can be found in their filings with the Securities and Exchange Commission, in the “Risk Factors” section of its most recent Form 10K or subsequent quarterly filings on Form 10-Q. As such, no forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and the Company and its subsidiaries undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-Looking Statements

About Atlas



Focused on "light" commercial auto

The primary business of Atlas is commercial automobile insurance in the United States, with a niche market orientation and focus on insurance for the "light" commercial automobile sector including taxi cabs, nonemergency para-transit, limousine/livery (including full-time transportation network company drivers) and business auto. Atlas' specialized infrastructure is designed to leverage analytics, expertise and technology to efficiently and profitably provide insurance solutions for independent contractors, owner operators and other smaller accounts. The Company focuses on underserved and evolving niche markets where its differentiated approach is expected to create value for its stakeholders and shareholders.

The Company's strategy is focused on leveraging its managing general agency operation ("AGMI") and its insurtech digital platform ("optOn"). For more information about Atlas, please visit www.atlas-fin.com, www.agmiinsurance.com, and www.getopton.com.




TAXI



ATLAS
FINANCIAL HOLDINGS, INC.

Atlas Financial Holdings. – November 2022

3

Atlas Financial Holdings. – November 2022 4 Atlas Strategic Focus Strategic Realignment Vision To always be a preferred specialty transportation related insurance business that delivers benefit to all stakeholders by leveraging technology, analytics, expertise, partnerships and capital resources. • Deliver sustainable value to our risk-taking partners and consumers of our products by cultivating and maintaining a unique position in the markets on which we focus. • As a nimble, innovative specialist, deploy our expertise, analytics and technology to disrupt underserved segments of commercial auto. Mission To develop and deliver superior specialty insurance products and services to meet our customers’ needs with a focus on innovation and the effective use of technology and analytics to deliver consistent operating profit for the insurance businesses we own. A strategic shift focusing on technology-driven commercial automobile managing general agency (“MGA”) as its primary business

Atlas Financial Holdings. – November 2022 5 Explaining the MGA Model Knowledge: Managing General Agent Insureds seeking coverage for commercial auto needs (typically individuals and smaller fleets of drivers) Insureds Agents / Brokers MGA Carriers Independent agents seeking options for insureds in order to fit their needs Insurance carriers seek programs to access insureds in niche markets which may not be practical to develop on their own either due to scale, speciality, etc. An MGA is an individual or company that provides operational functions for insurance carriers who, in turn, takes the financial risk for policies issued by the MGA Strategic Partnership

Atlas Financial Holdings. – November 2022 6 Strategic Focus • Leverage heritage in specialty market • Utilize Atlas’ systems and MGA resources (“AGMI”) • Existing distribution channel cultivated over decade (430+ independent producers) • Re-capture legacy $200+ million book of business in public auto sectors (at today’s rates >$300 million) • Combine traditional insurance company structure with legitimate insuretech • Expand into other areas of “light” commercial automobile Key “Atlas” Assets • Decades of data in niche market • More than $10 million in technology and analytics development invested prior to challenges in recent years • Expert staff that embraces innovation • Systems and workflows designed around highly transactional business • Ability to capitalize on hard commercial auto market • Unique insights based on industry and affiliate insurance company results MGA Approach Business Model Update

Atlas Financial Holdings. – November 2022 7 Industry Activity Update – Chicago & Nevada Current Market Recovery Public Auto COVID Impact/Recovery • Part-time TNC relatively flat while Taxi/Livery continues to show recovery − Chicago TNC: 5,830k trips in August 2022, a 4% decrease from last month and still about 40% down from August 2019 (9,407k trips) • Taxi/Livery continuing from prior months at increasing marginal rate − Chicago Taxi: 538k trips in October 2022, no change from last month and still about 58% down from October 2019 (1,232k trips) − Las Vegas Taxi: September 2022 shows a 14% increase from prior month and a 2% decrease from September 2019 • Driver return continues to gain momentum which may be tempered due to gas prices remaining relatively hight • Platforms offering near-term incentives to attract owner operators • All segments experiencing significantly more demand for rides vs. driver supply Data Source: Nevada Taxicab Authority https://taxi.nv.gov/About_Us/ALL/Statistics/ Data Source: City of Chicago https://data.cityofchicago.org/Transportation/Transportation- Network-Providers-Trips/m6dm-c72p Data Source: City of Chicago https://data.cityofchicago.org/Transportation/Taxi-Trips/wrvz-psew

Atlas Financial Holdings. – November 2022 8 Industry Activity Update – New York & San Francisco Current Market Recovery Certain jurisdictions show a reduction in trips which may be slowing the deployment of new vehicles, but does not appear to be resulting in vehicles being taken out of service Broker feedback indicates that recent downturn relates primarily to seasonality and does not appear to suggest a longer term trend Data Source: NYC TLC https://www1.nyc.gov/site/tlc/about/aggregated-reports.page Data Source: San Francisco Municipal Transportation Agency https://www.sfmta.com/reports/average-weekday-taxi-trips

Atlas Financial Holdings. – November 2022 9 Industry Activity Update – Chicago Current Market Recovery Taxis are being put into service at a rate similar to demand for both Taxi and TNC rides Data Source: City of Chicago https://data.cityofchicago.org/Transportation/Transportation-Network-Providers-Trips/m6dm-c72p Axis set so Unique Taxis and Monthly Trips cross on December 2019

Atlas Financial Holdings. – November 2022 10 Business Activity Update Market Recovery Nationwide submissions and policy issuance generally follows Chicago taxi trip trend. OMNICRON SURGE Taxi and Livery business is continuing to show an improved hit ratio. We ultimately expect this to settle in a range of 40% - 50%. Hit Ratio Period Submitted Issued Hit Ratio Submitted Issued Hit Ratio Submitted Issued Hit Ratio Q1 - - 134 53 40% 520 178 34% Q2 2 - 0% 304 108 36% 652 299 46% Q3 149 6 4% 504 264 52% 805 324 40% Q4 150 19 13% 411 189 46% Full Year 301 25 8% 1,353 614 45% 1,977 801 41% Buckle / Gateway Quoting Activity 2020 2021 2022

Atlas Financial Holdings. – November 2022 11 Initial Indications of Recovery Market Recovery Beginning to see sequential increases Data as of November 9, 2022 Data as of November 9, 2022

Current Market Recovery

Industry Activity Update – Vision

Past

Historically, the Taxi, TNC, Limo/Livery, and Delivery markets have been addressed by drivers and vehicles that remained within narrow verticals; there was sharply defined competition between modalities for the targeted customers



Taxi
(Full-Time)
TNC
(Part-Time)
Limo/
Livery
(Full-Time)
Delivery
(Full-Time)

Present

The lines have begun to blur for TNC, Delivery and Limo/Livery drivers and vehicles, e.g., UberEats, Limo services equipped to serve TNC customers, and part-time fulfillment delivery drivers that also drive for TNC and Limo services. There is also increasing flexibility for drivers choosing to drive on a full- or part-time basis.



Taxi
(Full-Time)
Delivery
(Full- and
Part-Time)
TNC
(Full- and
Part-Time)
Limo/
Livery
(Full-Time)

Future

Market structures rapidly adjusting to a reality in which all networks access vehicles that perform multiple roles in a single day; this has already begun with the NYC and CA announcements that taxis will be accessible on TNC platforms. Expect creation of a specialty market for "Last Mile" people transport and product delivery as autonomous driving market develops



Part-Time
Delivery
Limo/
Livery
TNC
Taxi
Full-Time

ATLAS FINANCIAL HOLDINGS, INC.

Atlas Financial Holdings. – November 2022

12

Atlas Financial Holdings. – November 2022 13 Financial Statements Please refer to Form 10-Q filed in November 2022 for additional detail Consolidated Statements of Financial Position See accompanying Notes to Consolidated Financial Statements on the latest Form 10-Q.

Atlas Financial Holdings. – November 2022 14 Financial Statements Please refer to Form 10-Q filed in November 2022 for additional detail Consolidated Statements of Operations See accompanying Notes to Consolidated Financial Statements on the latest Form 10-Q.

Atlas Financial Holdings. – November 2022 15 Financial Statements Please refer to Form 10-Q filed in November 2022 for additional detail Key Operating Metrics See accompanying Notes to Consolidated Financial Statements on the latest Form 10- Q. Reduction in AGMI Operating Expenses Anticipated sale in 2022 Non-Recurring debt restructuring costs 27.7% increase in commission from go- forward programs

Atlas Financial Holdings. – November 2022 16 Significant Near-Term Opportunity Recapturing Historic Business Policy Comparison (as of Q3 2022) • Overall Submissions/Quotes are at only 11% of 2018 • Policies Issued in active states with limits equal to or under $1 million in 2021/22 vs 2018 • 28% of policy count • 30% of vehicles • Average premium per vehicle up 56%, from 51% last quarter • $5,203 in 2021/22 • $3,333 in 2018 Significant opportunity for recapture/growth in hard market

Atlas Financial Holdings. – November 2022 17 Market Conditions Changing Market Dynamics Multiple quarters of significant rate increases in commercial auto Source: CIAB Q4‘ 21 Market Survey $53 Billion Addressable Market Poised for Disruption

Atlas Financial Holdings. – November 2022 18 Recovering from COVID-19 and Beyond Market Evolution Manage through the Pandemic Public Automobile and Ride- sharing companies were impacted as mandated lock- down restrictions were in place and rides fell >90% New Normal Ride-sharing has continued to return in greater numbers than before in lieu of mass transit. Public auto (e.g. taxi, livery, etc.) beginning to follow suit. New “Last Mile” Delivery and Autonomous Driving Consistent market for “Last- Mile” product delivery as well as a natural end-application for autonomous driving as market develops. 2020 2021 Future

Strategic Realignment

Focused Approach to Disrupt Large Market

$53 Billion Addressable Market Poised for Disruption in U.S.

Immediate Focus

$2.5 - $3 billion "traditional" public auto niche

- Atlas' market share was approximately 12% - 15% in 2018
- $285 million gross written premium
- Leverage strong relationships with 420+ retail distribution agents
- Re-capture historic business
- Grow market share to proportionate 20%

Next Steps

Build on prior experience in "gig" economy

- Technology enabled platform built to support Lyft/Flexdrive program in 2018
- optOn™ app based UBI concept
- Potential segments
  - Package delivery
  - TNC leasing fleets
  - Other
- Establish position in incremental addressable markets

Longer-Term Vision

Disrupt larger segments within commercial auto

- True usage based products as alternative to industry reliance on proxies for risk
- Differentiated product offerings relevant to new economy
- Optimized expense structure
- Digital ecosystem with increased engagement, improved persistency, and strong brand

ATLAS FINANCIAL HOLDINGS, INC.
Atlas Financial Holdings. – November 2022
19

Atlas Financial Holdings, Inc. 953 American Lane, 3rd Floor Schaumburg, IL 60173 Corporate Headquarters Scott D. Wollney President & Chief Executive Officer Paul A. Romano Vice President and Chief Financial Officer Joseph R. Shugrue Vice President and Chief Operating Officer Executive Officers Karin Daly Vice President, The Equity Group Inc. (212) 836-9623 kdaly@equityny.com Investor Relations